                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                   SOUTHERN INVESTORS SERVICES COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                     SOUTHERN INVESTORS SERVICE COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 16, 2001



To the Stockholders of
 Southern Investors Service Company, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., a Delaware corporation (Company), will be held in the board room of the Company's corporate offices, 2727 North Loop West, Suite 200, Houston, Texas 77008, on Wednesday, May 16, 2001 at 10:00 a.m., Houston time, for the following purposes:

          (a) To elect three directors to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified;

          (b) To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2001; and

          (c) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of Company Common Stock, $1.00 par value, of record on April 19, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                              By Order of the Board of Directors,



                              WALTER M. MISCHER, JR.
                              President and Chief Operating Officer



Houston, Texas
April 26, 2001

                                   IMPORTANT

          IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                              2727 North Loop West
                                   Suite 200
                             Houston, Texas  77008

                                  ___________

                                PROXY STATEMENT
                                  ___________



                              GENERAL INFORMATION

          This Proxy Statement is furnished to the stockholders of Southern Investors Service Company, Inc. (Company), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on May 16, 2001 (Meeting). It is anticipated that proxy solicitation materials will be first mailed to stockholders on April 26, 2001. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the Meeting. Proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which voting instructions are not specified will be voted for the nominees for the office of director named herein and in favor of the ratification of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2001. A proxy may be revoked by giving written notice of such revocation to the Secretary of the Company at any time before such proxy is voted at the Meeting.

          The Annual Report to Stockholders with respect to the Company's fiscal year ended December 31, 2000 (Annual Report) is being mailed to stockholders contemporaneously with the proxy solicitation materials. The Annual Report does not form a part of the material for the solicitation of proxies.


                           OUTSTANDING CAPITAL STOCK

          The record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting is the close of business on April 19, 2001. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the Meeting 3,168,929 shares of Company common stock, $1.00 par value (Common Stock).

                               QUORUM AND VOTING

          The presence, in person or by proxy, of the holders of a majority of the 3,168,929 shares of Common Stock outstanding is necessary to constitute a quorum at the Meeting. In accordance with Delaware law and the Company's charter and bylaws, each qualifying share of Common Stock is entitled to one vote on each matter to be acted upon at the Meeting. In establishing the presence of a quorum, abstentions and broker non-votes will be included in the determination of the number of shares represented at the Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.

                           PRINCIPAL SECURITY HOLDERS

          To the best knowledge of the Company, the following table sets forth all persons beneficially owning more than 5% of the Common Stock at April 19, 2001. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

                                                   Amount and
                                                   Nature of        Percent
Name and Address of Beneficial Owner            Beneficial Owner    of Class
------------------------------------            ----------------    --------
Walter M. Mischer.............................    915,240(a)         28.88%
  2727 North Loop West, Suite 200
  Houston, Texas 77008

FCLT Loans, L.P...............................    805,156            25.41%
  1021 Main St., Suite 250
  Houston, Texas 77002

John D. Weil..................................    335,695(b)         10.59%
  200 North Broadway, Suite 825
  St. Louis, Missouri 63102

Texas Commerce Bank National Association......    307,549             9.71%
  P.O. Box 2558
  Houston, Texas 77252

__________
(a) The number of shares of the Common Stock set forth as being beneficially owned by Mr. Mischer includes 2,250 shares of Common Stock that Mr. Mischer holds as custodian for his grandchildren.

(b) The number of shares of Common Stock set forth as being beneficially owned by Mr. Weil includes 308,695 shares of Common Stock held by Mr. Weil and 27,000 shares of Common Stock held by trusts of which Mr. Weil is the trustee.

                             NOMINEES FOR DIRECTORS

     Each of the following persons is currently a member of the Board of Directors and is a nominee for election as a director. Directors will be elected by the majority vote of the shares of Common Stock represented at the Meeting and entitled to vote. The term of office for which the following persons are nominated will expire at the next annual meeting of stockholders of the Company or when their respective successors shall have been duly elected and shall have been qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office and, to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

     Unless otherwise noted, the information provided in the column below captioned "Principal Occupation" indicates the principal occupation and employment of each nominee during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on.

                                                            Director of the
Nominees for Director                    Age             Principal Occupation            Company Since
---------------------                    ---       ---------------------------------     -------------
Walter M. Mischer (a)(b)(c)(d)(f).....   78        Chairman of the Board and Chief             1955
                                                   Executive Officer, Southern
                                                   Investors Service Company, Inc.,
                                                   Houston, Texas

Walter M. Mischer, Jr. (b)(e)(f)......   50        President and Chief Operating               1976
                                                   Officer, Southern Investors
                                                   Service Company, Inc., Houston,
                                                   Texas

John D. Weil (c)(d)...................   60        Private Investor, St. Louis,                1992
                                                   Missouri

__________
(a) As a result of Mr. Mischer's ownership of the shares of Common Stock as described in "Principal Security Holders" above, Mr. Mischer may be deemed to be a control person of the Company for reasons other than his position as a director of the Company. Mr. Mischer is the father of Walter M. Mischer, Jr.

(b)  Member of Executive Committee.

(c)  Member of Audit Committee.

(d)  Member of Compensation Committee.

(e)  Mr. Mischer, Jr. is the son of Walter M. Mischer.
(f) Mr. Mischer and Mr. Mischer, Jr. have also been employed by Wheatstone Investments, L.P., since January 1, 1999.

     The Board of Directors recommends a vote FOR each of the nominees for director.

     The following table sets forth certain information concerning the ownership of shares of Common Stock by the nominees for director, the executive officers named in the table set forth on page 7 under the heading "Executive Officers" and by all directors, nominees and executive officers of the Company as a group:

         Securities Owned Beneficially by Management at April 19, 2001

                                    Amount and Nature of
     Director or Nominee            Beneficial Owner(a)     Percent of Class
     -------------------            -------------------     ----------------

     Walter M. Mischer                   915,240(b)               28.9%
     Walter M. Mischer, Jr.               19,044(c)(d)            (e)
     John D. Weil                        335,695(f)               10.6%
     Eric M. Schumann                         --                  (e)
     All directors and executive
      officers as a group              1,269,979                  40.1%

__________
(a) Except as otherwise described herein, each nominee may be deemed to have sole voting and dispositive power with respect to his shares.

(b) Includes 2,250 shares held by Mr. Mischer as custodian for his grandchildren.

(c) Includes 50 shares held by Mr. Mischer, Jr. as custodian, and 800 shares held by trusts of which Mr. Mischer, Jr. serves as co-trustee and as to which he shares voting and dispositive power.

(d) Does not include 120,548 shares of Common Stock held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust, but does not exercise any voting or dispositive power with respect to any securities held by such trust.

(e)  Less than 1%.

(f) Includes 27,000 shares of Common Stock held by trusts of which Mr. Weil is trustee.


          The Board of Directors held one meeting during 2000 and each of the directors attended. Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or other committees performing similar functions. The directors do not receive any compensation for their service as directors or committee members.

     The Audit Committee, which was established in May 1979, did not hold any meetings in 2000; however, the members thereof communicated informally from time to time in 2000. One member of the Audit Committee, Mr. Weil, is "independent" as defined in the NASD listing standards. The Audit Committee's function is to recommend an independent auditor for each ensuing year and to review financial statements, audit results, the scope of audit procedures and the auditors' evaluation of internal controls. The Audit Committee has not adopted a written charter.

     The Executive Committee did not hold any meetings during 2000; however, the members thereof communicated informally from time to time in 2000. The Executive Committee's principal function is to provide for effective direction and management of the Company's business.

     The Compensation Committee, which was established in January 1982, did not hold any meetings during 2000; however, the members thereof communicated informally from time to time in 2000. The Compensation Committee's principal function is to administer the Key Employee Equity Participation Incentive Plan, as described below.

     The following nominees hold directorships in the companies indicated, which companies have a class of securities registered pursuant to the requirements of the Securities Exchange Act of 1934: John D. Weil Physicians Insurance Company of Ohio, Ogelbay Norton Company, Todd Shipyards Corporation, American Healthcare Products, Inc. and Baldwin & Lyons, Inc.

                               EXECUTIVE OFFICERS

     The following persons are currently the executive officers of the Company. The term of office for which the following persons are to be elected for fiscal year 2000 will expire at the first Board of Directors meeting following the 2002 Annual Meeting of Stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified.

                                                                                    Served in Such
              Name                      Age              Office                     Capacity Since
----------------------------------      ---        ----------------------------     --------------
Walter M. Mischer.................       78        Chairman of the Board                  1969
                                                   Chief Executive Officer                1976

Walter M. Mischer, Jr.............       50        President                              1981
                                                   Chief Operating Officer                1981

Eric M. Schumann..................       50        Senior Vice President-Finance          1992

                             EXECUTIVE COMPENSATION

Compensation

     The Company did not pay any compensation to Walter M. Mischer, the Chief Executive Officer, in 2000 or in 1999, and the Company paid him $11,099 in 1998. No other executive officer of the Company received aggregate direct remuneration from the Company and its subsidiaries in excess of $100,000 during the 2000, 1999 and 1998 fiscal years. The Company has no stock option, retirement or pension plans.

Certain Transactions

Sale of Lajitas

     Although there have been sporadic efforts to sell Lajitas in the past, only a few potential buyers ever seriously examined the property or conducted any due diligence. With debt of more than $4,780,000 that had matured and was currently due, the Company determined in late 1999 that the sale of Lajitas, its sole remaining operating asset, would facilitate the Company's ability to settle its existing liabilities most favorably. The Company's decision to sell Lajitas at this time was also influenced by its perception that a strong marketplace currently favors sellers of specialty properties. After considering the efficacy of the Company's past efforts and reviewing sales of other specialty properties, the Company determined that the best alternative would be to sell the property through an auction process. As a result, the Company retained the National Auction Group, Inc., to conduct an auction of Lajitas. The auction was conducted on February 24, 2000, and the property was sold for $3,950,000.

     The sale of Lajitas included the sale of the capital stock of Lajitas Utility Co., Inc. (Lajitas Utility), a company which provides water and related utility services to the resort town. The Lajitas

Utility facilities were in need of certain repairs and improvements, which were ordered by regulatory agencies. The transfer of the capital stock of Lajitas Utility was also subject to the approval of the regulatory agency. Subsequent to the auction, the estimated costs of these repairs increased and, as a result, the Company and the buyer entered into a series of discussions in order to resolve this matter and to obtain the necessary approvals. As a result of these negotiations, the Company agreed to a reduction in the purchase price of $400,000. The sale of the Lajitas property closed on May 2, 2000. The Company realized a gain on the sale of Lajitas of $755,000 and received net cash proceeds of approximately $2.4 million, after the payment of a mortgage note related to the property sold.

     The Lajitas resort property was subject to a mortgage in the amount of $726,000, including accrued interest, in favor of Walter M. Mischer, Chairman of the Board and Chief Executive Officer of the Company. At closing of the sale of Lajitas, the Company used a portion of the proceeds to repay this indebtedness in order to remove the mortgage lien from the property and convey free and clear title to the buyer. As part of the property sold, the buyer purchased a portion of the employee housing at the resort previously owned by Mr. Mischer. Mr. Mischer agreed to provide such employee housing for Lajitas at a time when the Company was unable to finance its construction on acceptable terms. Mr. Mischer agreed to sell this housing to the Company for $237,000 which was the cost incurred by Mr. Mischer in connection with the construction.

The 1982 Partnership

     In 1982 the Board of Directors instituted a Key Employee Equity Participation Incentive Plan (Incentive Plan) designed to provide incentive compensation for certain key employees of Mischer Development, Inc. (MDI), the Company's former wholly owned subsidiary engaged in developing and managing office buildings. To implement the Incentive Plan, the Compensation Committee of the Board of Directors allocated to the participating employees, in the aggregate, a 4.58% interest in a limited partnership formed in January 1982 (1982 Partnership). Their interest in the 1982 Partnership are as follows:
Walter M. Mischer, Jr., President, Chief Operating Officer, and director
1.67%; C. Ronald Blankenship   1.67%; George Ruhlen   0.83%; and Robert E.
McDonald   0.41%.  The limited partners made capital contributions to the 1982
Partnership at the time of its formation. The 1982 Partnership owns a 20% equity interest in a ten-story office building in Houston, Texas completed in 1983. As of the date of this Proxy Statement, the value, if any, ultimately realizable from a limited partner's interest in the 1982 Partnership is not ascertainable.

     The Company, as general partner, is solely responsible for determining when any distribution is to be made to the partners. All profits, losses and distributions of the 1982 Partnership are allocated among the partners in accordance with the limited partnership agreement. Under the terms of the limited partnership agreement, the Company may, at its option, and will, at the option of the limited partner, purchase the partnership interest of a limited partner who is no longer employed by the Company or any of its subsidiaries.
The agreement contains complex provisions regarding the purchase price payable, which may be substantial, to a limited partner upon exercise of such option.

Other Transactions

     During 1992, the Company restructured the debt of one of its partnerships. In connection with this restructure, the Company issued a $300,000 principal amount note payable to the other joint venture partner. This note was secured by the Company's 20% equity interest in the venture and was due September 1995. Due to the Company's financial condition, it was unable to retire this note at maturity. During December 1995, the partnership through which the Company held its 20% interest in the joint venture admitted a new class of limited partner (a company affiliated with Walter M. Mischer) in exchange for a capital contribution of $306,000. These funds were used to repay the note and accrued interest. In exchange for the capital contribution, the new limited partner will receive (i) the first $306,000 of any future cash flow, (ii) interest on the $306,000 at 10% compounded annually, and (iii) 66 2/3% of any remaining cash flow. As a result of this transaction, the Company's effective ownership in this partnership was reduced to 6.7%.

     The Company has no paid employees, and during 2000 entered into a management agreement with a company affiliated with Walter M. Mischer to provide accounting and other administrative services and related office facilities and supplies. These services are provided for a fee of $1,000 per month and totaled $12,000 for 2000.

     During 1996, the Company executed a note payable to Mr. Mischer, which note is secured by receivables, is payable monthly as collections on the related receivables are received, and bears interest at the rate of 9%, with a final maturity of July 2001. During 2000 and 1999, the Company made principal payments of $65,000 and $46,000, respectively, in connection with this note. As of December 31, 2000, the outstanding principal balance was $124,000. During 1999, the Company executed an additional promissory note in the principal amount of $200,000 payable to Mr. Mischer. This note was secured by the Company's ownership interest in a real estate partnership, bore interest at 8% and was due March 31, 2000. During 1999, the Company borrowed $162,000 on this note, the proceeds of which were used to fund the auction expenses in connection with the proposed sale of Lajitas. The auction expenses were refunded to the Company at the closing of the Lajitas sale and accordingly the note was repaid.

     During 1992 and 1987, Mr. Mischer purchased certain notes receivable held by the Company with aggregate principal amounts of $83,000 and $546,000, respectively. The Company is required, at Mr. Mischer's election, to repurchase, at par, any note with a payment more than 90 days delinquent. None of these notes have been repurchased through December 31, 2000.

     During 1993, in connection with the restructure of the Company's debentures, the Company issued $3,440,000 in unsecured promissory notes to certain directors, stockholders and affiliates, including notes to Mr. Mischer, Mr. Mischer, Jr., John D. Weil and John W. Storms, Trustee, in the aggregate principal amount of $2,995,000 to consolidate amounts due for the debentures held by them and accrued and unpaid interest. These notes bear interest at 6% compounded annually and were due October 2, 1996. No payments have been made on these notes to date.

     In the opinion of management of the Company, all of the transactions described above were effected on terms at least as favorable to the Company as those which could have been obtained from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of copies of reports filed with the SEC and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that all forms required to be filed during fiscal 2000 under Section 16(c) were timely filed.

                             STOCKHOLDER PROPOSALS

     Stockholders of record desiring to present an appropriate resolution at the 2002 Annual Meeting of Stockholders must furnish the proposed resolution to the Company no later than December 29, 2001 for inclusion in the Company's proxy statement and form of proxy relating to such meeting. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by Certified Mail-Return Receipt Requested.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Arthur Andersen LLP has served as the Company's independent public accountants for a number of years. The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 2001, and unless otherwise directed, each proxy will be voted to ratify such appointment. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" ratification of such appointment.

Fees

     Arthur Andersen LLP billed the Company the following fees for the fiscal year ended December 31, 2000:

Audit Fees

     Audit fees billed to the Company by Arthur Andersen LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $27,500.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

     Fees billed to the Company by Arthur Andersen LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $400.

                         REPORT OF THE AUDIT COMMITTEE

     In connection with the December 31, 2000 financial statements of the Company, the Audit Committee: (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditor the matters required by Statement on Accounting Standards No. 61, (iii) received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1 and discussed with the independent auditor the independent auditor's independence, and (iv) considered the compatibility of any non-audit services provided by the independent auditor with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                            AUDIT COMMITTEE

                                            Walter M. Mischer
                                            John D. Weil

                                 OTHER MATTERS

     The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, certain officers and employees may solicit the return of proxies by telephone, telegram or personal interview. The Company has requested brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting material to persons for whom they hold shares of the Company and will reimburse such holders for their charges or expenses.

     The Board of Directors has no information that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters do come before the Meeting, the proxy confers discretionary authority on the persons named in the proxy to vote it in accordance with the recommendations of management.

                              By Order of the Board of Directors,


                              WALTER M. MISCHER, JR.
                              President and Chief Operating Officer



Houston, Texas
April 26, 2001


          THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND THE EXHIBITS THERETO. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO THE ATTENTION OF SECRETARY, SOUTHERN INVESTORS SERVICE COMPANY, INC., 2727 NORTH LOOP WEST, SUITE 200, HOUSTON, TEXAS 77008.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
             2727 North Loop West, Suite 200, Houston, Texas  77008
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby revokes any proxy or proxies heretofore given and appoints Walter M. Mischer and Walter M. Mischer, Jr., or either of them, the attorneys and proxies of the undersigned, each with full power of substitution, to represent and to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., to be held in the board room of Southern Investors Service Company, Inc., 2727 North Loop West, Suite 200, Houston, Texas on May 16, 2001 at 10:00 a.m., Houston time, and at any adjournment of said meeting, all of the shares of Common Stock in the name of the undersigned in the name of the undersigned or which the undersigned may be entitled to vote.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 AND 2, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSALS.

            (Continued, and to be signed and dated, on reverse side)

                                                                                                             Please mark
                                                                                                     [x]     your votes
                                                                                                               as this

                    _________________
                          COMMON

1.   ELECTION OF DIRECTORS.        WITHHOLD        Walter M. Mischer, Walter M. Mischer, Jr.    2. PROPOSAL TO RATIFY THE APOINTMENT
    FOR all nominees listed       AUTHORITY        and John D. Weil                                OF ARTHUR ANDERSEN LLP as
      at right (except as        to vote for                                                       independent public accountants
         marked to the           all nominees      (INSTRUCTION: To withhold authority to vote     for the Company for the calendar
           contrary)         listed to the right   for any individual nominee, write that          year ending December 31, 2001.
                                                   nominee's name in the space provided below.)

                                                                                                   FOR       AGAINST       ABSTAIN
             [_]                    [_]                _____________________________________       [_]         [_]           [_]

3.      FOR THE TRANSACTION OF SUCH OTHER BUSINESS as may be
        properly brought before the meeting.                                                       Signatures should agree with name
                                                                                                   of stock certificate as shown
                                                                                                   hereon. When shares are held by
                                                                                                   joint tenants, both should sign.
                                                                                                   When signing as attorney,
                                                                                                   executor, administrator, trustee
                                                                                                   or guardian, please give full
                                                                                                   title as such. If a corporation,
                                                                                                   please sign in full corporate
                                                                                                   name by President or other
                                                                                                   authorized officer. If a
                                                                                                   partnership, please sign in full
                                                                                                   partnership name by authorized
                                                                                                   person.

                                                                                                   Dated:_____________________, 2001

                                                                                                   _________________________________
                                                                                                       (Stockholder's Signature)

                                                                                                   _________________________________
                                                                                                       (Stockholder's Signature)
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